UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 16, 2023

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 16, 2023, stockholders voted on the matters set forth below. Each issued common share was entitled to one vote on each of the proposals voted on at the meeting.

1.    The nominees for election to the Board were elected, each for a one-year term until the 2023 Annual Meeting of Shareholders, based upon the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
Sara Andrews	659,457,331	685,461	767,493	93,373,559	754,283,844
Tudor Brown	645,447,093	14,690,314	772,878	93,373,559	754,283,844
Brad Buss	634,899,506	25,239,758	771,021	93,373,559	754,283,844
Rebecca House	649,072,140	11,041,125	797,020	93,373,559	754,283,844
Marachel Knight	658,019,372	2,121,328	769,585	93,373,559	754,283,844
Matthew J. Murphy	638,992,671	20,146,607	1,771,007	93,373,559	754,283,844
Michael Strachan	657,520,281	2,610,106	779,898	93,373,559	754,283,844
Robert E. Switz	625,642,037	34,407,696	860,552	93,373,559	754,283,844
Ford Tamer	658,375,629	1,763,049	771,607	93,373,559	754,283,844

2.    The proposal to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers, was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE	TOTAL
591,857,645	68,081,570	971,070	93,373,559	754,283,844

3.    The proposal related to the frequency of the say on pay vote.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTE	TOTAL
654,777,829	333,818	4,818,517	980,121	93,373,559	754,283,844

4.    The proposal to approve the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending February , 2023, was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	TOTAL
752,173,853	1,313,859	796,132	754,283,844

Item 8.01 Other Events.

On June 16, 2023, the Company announced that its Board of Directors had declared the payment of its quarterly dividend of $0.06 per share to be paid on July 26, 2023 to all stockholders of record as of July 7, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The payment of future quarterly cash dividends is subject to, among other things, the best interests of the Company and its stockholders, its results of operations, cash balances and future cash requirements, financial condition, statutory requirements of Delaware law, and other factors that the Board of Directors may deem relevant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 16, 2023, titled “Marvell Technology, Inc. Declares Quarterly Dividend Payment”

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: June 16, 2023	By:	/s/ Mark Casper
Mark Casper
EVP, Chief Legal Officer and Secretary